Exhibit 10.5

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), is dated as of September 12, 2026 (the “Execution Date”), by and among Jaguar Health, Inc., a Delaware corporation (the “Company”), and Joshua Mailman, a resident of the State of New York (the “Purchaser”).

RECITALS

A. The Company’s wholly-owned subsidiary, Napo Pharmaceuticals, Inc. (“Napo Pharmaceuticals”), a Delaware corporation, is the majority shareholder of Napo Therapeutics S.p.A. (“Napo Therapeutics”), an Italian company limited by shares, holding 4,155,214 ordinary shares of Napo Therapeutics;

B. The Purchaser is a shareholder of Napo Therapeutics, holding such number of ordinary shares and special shares of Napo Therapeutics as set forth in column (5) on the Schedule of Purchaser attached hereto (the “Consideration Shares”);

C. Subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, that aggregate number of shares of voting common stock, par value $0.0001 per share, of the Company (the “Common Stock”), set forth in column (4) on the Schedule of Purchaser (the “Purchase Shares”), or pre-funded warrants to purchase Common Stock in lieu of the Purchase Shares in the form attached hereto as Exhibit A (the “Pre-Funded Warrants” and, shares of Common Stock issuable upon exercise of the Pre-Funded Warrants, the “Warrant Shares”);

D. The Purchase Shares, the Pre-Funded Warrants and the Warrant Shares are collectively referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

1. PURCHASE AND SALE OF PURCHASE SHARES.

a. Sale and Issuance of Stock. Subject to the satisfaction (or waiver) of the terms and conditions set forth in Section 5 below, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company on the Closing Date (as defined below), the number of Purchase Shares as is set forth in column (4) on the Schedule of Purchaser (the “Closing”).

(i) Closing. The date and time of the Closing (the “Closing Date”) shall be 9:00 a.m., New York City time, on September 15, 2026 (or such later date and time as is mutually agreed to by the Company and the Purchaser) after notification of satisfaction or waiver of the conditions to the Closing set forth in Section 5 below at the offices of Reed Smith LLP, 1841 Page Mill Road, Suite 110, Palo Alto, California, 94304.

(ii) Purchase Price. The aggregate consideration for the Purchase Shares to be purchased by the Purchaser at the Closing (the “Consideration”) shall be the Consideration Shares held by the Purchaser.

b. Form of Payment. On the Closing Date, (i) the Purchaser shall (x) surrender and transfer the Consideration Shares to the Company under the formalities required by the applicable Italian law, including delivering to the Company , in form and substance reasonably satisfactory to the Company, certificates evidencing the Consideration Shares and (y) relinquish its rights, if any, in derivative securities of Napo Therapeutics owned by the Purchaser, including but not limited to any warrants to purchase ordinary shares of Napo Therapeutics (collectively, the “Surrender Document”); and (ii) the Company shall deliver to the Purchaser the Purchase Shares and Pre-Funded Warrants (if applicable) which the Purchaser is then purchasing hereunder, in each case, duly executed or authenticated on behalf of the Company and registered in the name of the Purchaser or its designee, and, in the case of the Purchase Shares, on the applicable balance account at Equiniti Trust Company, LLC, as the Company’s transfer agent (the “Transfer Agent”). Upon the request of the Purchaser, the Company shall instruct the Transfer Agent to provide the Purchaser with a copy of the Purchaser’s balance account at the Transfer Agent.

2. COMPANY’S REPRESENTATIONS AND WARRANTIES.

The Company hereby represents and warrants to the Purchaser as of the Execution Date and as of the Closing as follows, subject to the exceptions as are disclosed prior to the date hereof in the Company’s reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), which SEC Reports as filed prior to the Execution Date shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained in the SEC Reports as filed prior to the Execution Date:

a. Organization, Good Standing and Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and sell the Securities, and to carry out the provisions of this Agreement and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business (a “Material Adverse Effect”).

b. Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement, if any (collectively, the “Transaction Documents”), the performance of all obligations of the Company thereunder at the Closing, and the sale, issuance and delivery of the Securities pursuant hereto has been taken or will be taken prior to the Closing.

c. No Conflict. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate or result in a breach of or constitute a default under any contract or agreement to which the Company is a party or by which it is bound, (ii) conflict with or result in a breach of or constitute a default under any provision of the Company’s certificate of incorporation, as restated and amended and as in effect on the Execution Date (the “Certificate of Incorporation”) or Company’s bylaws, as restated and amended and as in effect on the Execution Date (the “Bylaws”), or (iii) violate or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or governmental agency to which the Company is subject, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

d. SEC Reports; Financial Statements. The Company has filed all SEC Reports required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the Execution Date (or such shorter period as the Company was required by law or regulation to file such material). The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

e. Capitalization. Except as set forth on Schedule 2.e., the authorized capital stock of the Company and the issued and outstanding securities of the Company are as disclosed as of the Execution Date in the SEC Reports.

f. Absence of Litigation. Except as disclosed in the SEC Reports, neither the Company nor any of its directors is engaged in any litigation, administrative, mediation or arbitration proceedings or other proceedings or hearings before any statutory or governmental body, department, board or agency and is not the subject of any investigation, inquiry or enforcement proceedings by any governmental, administrative or regulatory body that could reasonably be expected to have a Material Adverse Effect. No such proceedings, investigation or inquiry are pending or, to the Company’s knowledge, threatened against the Company, and, to the Company’s knowledge, there are no circumstances likely to give rise to any such proceedings.

g. Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with its business and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within one (1) year from the Execution Date. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

h. Valid Issuance. The Purchase Shares have been duly authorized and, upon issuance in accordance with the terms hereof and payment of the Consideration, shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights and free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Warrant Shares will be duly authorized and reserved for issuance and, upon issuance pursuant to the terms of the Pre-Funded Warrants against full payment therefor in accordance with the terms of the Pre-Funded Warrants, will be duly and validly issued, fully paid and non-assessable and free from all preemptive or similar rights and free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

i. Pre-Funded Warrants. The Pre-Funded Warrants constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

3. PURCHASER’S REPRESENTATIONS AND WARRANTIES.

The Purchaser represents and warrants as of the Closing as follows:

a. Organization and Good Standing. If the Purchaser is an entity, such Purchaser is a corporation, partnership, limited liability company or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

b. Requisite Power and Authority. The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver the Transaction Documents to which the Purchaser is a party and to purchase the Securities being sold to it hereunder. If the Purchaser is an entity, the execution, delivery and performance of the Transaction Documents to which the Purchaser is a party by the Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, limited liability company or partnership action, and no further consent or authorization of the Purchaser or its board of directors, stockholders, partners or similar body, as the case may be, is required. The Transaction Documents to which the Purchaser is a party have been duly authorized, executed and delivered by the Purchaser and assuming due authorization, execution and delivery by the

Company, constitutes valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with the terms thereof, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

c. Title to Consideration Shares. The Purchaser has good and marketable title to, and is the legal and beneficial owner of, the Consideration Shares to be surrendered by the Purchaser under this Agreement, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. The Purchaser agrees not to sell or transfer, or create or subject to any encumbrance, pledge, lien or mortgage, any interest in the Consideration Shares. The Purchaser hereby confirms that, as of the Closing, the Purchaser has no interest in or rights to securities of Napo Therapeutics that are not being surrendered; and all of the Purchaser’s interests in and rights to securities of Napo Therapeutics have been so surrendered or extinguished.

d. No Public Sale or Distribution. The Purchaser is acquiring the Purchase Shares and the Pre-Funded Warrants (if applicable), and upon exercise of the Pre-Funded Warrants will acquire the Warrant Shares, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act. The Purchaser is acquiring the Securities hereunder in the ordinary course of its business. The Purchaser does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities. As used in this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

e. Accredited Investor Status. The Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. The Purchaser has executed and delivered to the Company a questionnaire in substantially the form attached hereto as Exhibit B (the “Investor Questionnaire”), which the Purchaser represents and warrants is true, correct and complete. The Purchaser will promptly notify the Company of any changes to its status as an “accredited investor”.

f. Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth in the Transaction Documents and the Investor Questionnaire in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

g. Information. The Purchaser and its advisors, if any, have had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and to obtain any additional information which the Purchaser has deemed necessary or appropriate for conducting its due diligence investigation and deciding whether or not to purchase the Securities, including an opportunity to receive, review and understand the information regarding the Company’s financial statements, capitalization and other business information contained in the SEC Reports as the Purchaser deems prudent. The Purchaser has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company. The Purchaser acknowledges that no representations or warranties, oral or written, have been made by the Company or any agent thereof except as set forth in this Agreement. The Purchaser understands that its investment in the Securities involves a high degree of risk and represents and warrants that it is able to bear the economic risk and complete loss of such investment. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

h. No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

i. Transfer or Resale. The Purchaser understands that the: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) the Purchaser shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to Rule 144, as amended, promulgated under the Securities Act (or a successor rule thereto) (“Rule 144”) or an exemption from such registration, (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission thereunder, and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

j. Legends. The Purchaser understands that the certificates or other instruments representing the Securities, including any applicable balance account held by the Company or at the Transfer Agent, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Securities):

THIS SECURITY MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

k. Legend Removal. Unless otherwise required by state securities laws, the legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”) or the Transfer Agent, as applicable, and at the Purchaser’s election so long as the Purchaser is not an affiliate of the Company, if (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of a law firm reasonably acceptable to the Company, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act, or (iii) such holder provides the Company with an opinion of a law firm reasonably acceptable to the Company, in a form reasonably acceptable to the Company, to the effect that the Securities can be sold, assigned or transferred pursuant to Rule 144 or an exemption from registration.

l. No Conflicts. The execution, delivery and performance by the Purchaser of the Transaction Documents and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the ability of the Purchaser to perform its obligations hereunder.

m. No General Solicitation and Advertising. The Purchaser is not, to its knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

n. Residency. The Purchaser is a resident of that jurisdiction specified in its address on the Schedule of Purchaser.

o. Brokers. There is no broker, investment banker, financial advisor, finder or other Person which has been retained by or is authorized to act on behalf of the Purchaser who might be entitled to any fee or commission for which the Company will be liable in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby.

p. The Purchaser is not (i) a Person named on any Sanctions-related list of designated Persons, including without limitation the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), in any Executive Order issued by the President of the United States and administered by OFAC, or any other list of prohibited or restricted parties promulgated by OFAC, the Department of Commerce, or the Department of State (“Sanctions Lists”) (ii) a Person operating, organized, or resident in a country or region which is itself the subject or target of any Sanctions, currently Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic, (iii) a Person owned or controlled by any Person or Persons specified in (i) or (ii) above or otherwise the target of Sanctions; or (iv) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (each a “Prohibited Investor”). The Purchaser agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Purchaser is permitted to do so under applicable law. If the Purchaser is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Purchaser maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act.

q. If the Purchaser is a non-U.S. Person, the Purchaser has not acquired the Purchase Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the Securities Act) in the United States in respect of the Purchase Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Purchase Shares; provided, however, that the Purchaser may sell or otherwise dispose of the Purchase Shares pursuant to registration thereof under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements.

4. ADDITIONAL WAIVERS.

a. The Purchaser hereby waives any and all provisions of any agreement to which the Purchaser is a party and by which the Purchaser is bound to the extent that such provision or provisions may otherwise be violated by the execution and delivery hereof or by the performance of the transactions contemplated hereby.

b. The Purchaser hereby waives any rights of pre-emption in respect of the surrender and transfer of the Consideration Shares to the Company, whether contained in Napo Therapeutics’ certificate of incorporation or bylaws (or equivalent organizational or governing documents), any shareholders or other agreement relating to Napo Therapeutics or otherwise, and consents to such surrender and transfer.

5. CONDITIONS TO CLOSING.

a. Conditions to the Purchaser’s Obligation to Purchase. The obligation of the Purchaser to consummate the transactions contemplated in the Transaction Documents at the Closing is subject to the satisfaction on or before the date of the Closing of the following conditions, all or any of which may be waived in writing by the Purchaser as to its obligation to consummate the transactions so contemplated:

i. Performance. The Company shall have duly executed and delivered to the Purchaser (1) each of the Transaction Documents and (2) the Purchase Shares and the Pre-Funded Warrants (if applicable) being purchased by the Purchaser at the Closing pursuant to this Agreement.

ii. Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incidental thereto or required to be delivered prior to or at the Closing will be reasonably satisfactory in form and substance to the Purchaser.

iii. Suits/Proceedings. No action, suit, proceeding or investigation by or before any court, administrative agency or other governmental authority shall have been instituted or threatened to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

iv. Authorization of Issuance. The Company’s board of directors will have authorized the issuance and sale of the Securities by the Company to the Purchaser pursuant to this Agreement.

v. Representations and Warranties. The representations and warranties of the Company contained in this Agreement that are not qualified by materiality or similar qualification shall be true and correct in all material respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the representations and warranties of the Company contained in this Agreement that are qualified by materiality or similar qualification shall be true and correct in all respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date.

b. Conditions to the Company’s Obligation to Sell. The obligation of the Company to consummate the transactions contemplated herein at the Closing is subject to the satisfaction on or before the date of the Closing of the following conditions, all or any of which may be waived in writing by the Company as to its obligation to consummate the transaction so contemplated:

i. Performance. The Purchaser shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

ii. Investor Questionnaire. The Purchaser shall have executed and delivered to the Company an Investor Questionnaire pursuant to which the Purchaser shall provide information necessary to confirm the Purchaser’s status as an “accredited investor” (as such term is defined in Rule 501 promulgated under the Securities Act).

iii. Payment of Consideration. The Purchaser shall have delivered to the Company the Surrender Document in accordance with the provisions of Section 1(b).

iv. Suits/Proceedings. No action, suit, proceeding or investigation by or before any court, administrative agency or other governmental authority shall have been instituted or threatened to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

v. Representations and Warranties. The representations and warranties of the Purchaser contained in this Agreement that are not qualified by materiality or similar qualification shall be true and correct in all material respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the representations and warranties of the Purchaser contained in this Agreement that are qualified by materiality or similar qualification shall be true and correct in all respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date.

6. RELIANCE. The Purchaser is aware that the Company is relying on the accuracy of the representations and warranties set forth in Section 3 hereof to establish compliance with Federal and State securities laws. If any such warranties or representations are not true and accurate in any respect as of the Closing, the Purchaser shall so notify the Company in writing immediately and shall be cause for rescission by the Company at its sole election.

7. LOCK UP.

a. The Purchaser hereby agrees that, for the duration of period from the date of this Agreement until the six-month anniversary of the Closing (the “Lock-Up Period”), the Purchaser will not, without the prior approval of the Company, offer, pledge, sell, contract to sell, sell any option or contract to purchase, lend, transfer, make any short sale or otherwise dispose of any Securities (collectively, the “Lock-Up Securities”). Notwithstanding the foregoing restrictions on transfer, the Purchaser may, at any time and from time to time during the Lock-Up Period, transfer any Lock-Up Securities (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the Purchaser or the immediate family of the Purchaser, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which the Purchaser is a general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned, absent such agreement to be bound said transfer will be deemed null and void ab initio. For purposes hereof, “immediate family” means the Purchaser’s spouse, child or parent. During the Lock-Up Period, the Purchaser shall retain all rights of ownership in the Lock-Up Securities, including, without limitation, voting rights and the right to receive any dividends that may be declared in respect thereof. The Company is hereby authorized and required to disclose the existence of this Agreement to Transfer Agent. The Company and the Transfer Agent are hereby authorized and required to decline to make any transfer of the shares if such transfer would constitute a violation or breach of this Agreement.

The Purchaser understands that, during the Lock-Up Period, the certificates or other instruments representing the Securities, including any applicable balance account at the Transfer Agent shall bear a legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Securities):

THESE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A LOCKUP AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LOCKUP.

8. MISCELLANEOUS.

a. Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby for a period of one year.

b. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

c. Entire Agreement. This Agreement and the schedules and exhibits attached hereto constitute the entire agreement and understanding between the parties with respect to the subject matters herein, and supersede and replace any prior agreements and understandings, whether oral or written between and among them with respect to such matters. The provisions of this Agreement may be altered, amended or repealed, in whole or in part, only upon the written consent of the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.

d. Title and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

e. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

f. Applicable Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflicts of law (whether of the State of New York or any other jurisdiction). Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

g. Authority. The individual executing and delivering this Agreement on behalf of the Purchaser has been duly authorized and is duly qualified to execute and deliver this Agreement in connection with the purchase of the Securities and the signature of such individual is binding upon the Purchaser.

h. Notices. All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, electronic mail, telecopier, or overnight air courier guaranteeing next day delivery at the address set forth on the signature page hereof, if to the Company, and on the Schedule of Purchaser, if to the Purchaser, with copies to the Purchaser’s representatives as set forth on the Schedule of Purchaser. All such notices and communications shall be deemed to have been duly given (i) at the time delivered by hand, if personally delivered (ii) when sent, if sent my electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such email could not be delivered to such recipient), (iii) when receipt acknowledged, if telecopied, and (iv) the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days prior written notice of such change in accordance herewith.

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IN WITNESS WHEREOF, the Company and the Purchaser have caused their respective signature page to this Securities Purchase Agreement to be executed as of the date first written above.

COMPANY:		Address for Notice:

JAGUAR HEALTH, INC.		200 Pine Street, Suite 400 San Francisco, CA 94104 Fax: (415) 371-8300

By:	/s/ Lisa A. Conte
Name: Lisa A. Conte
Title: CEO and President

With a copy to (which shall not constitute notice): Donald C. Reinke, Esq. Reed Smith LLP 1841 Page Mill Road Suite 110 Palo Alto, CA 94304

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOW]

SPA Signature Page

IN WITNESS WHEREOF, the Company and the Purchaser have caused their respective signature page to this Securities Purchase Agreement to be executed as of the date first written above.

PURCHASER:

Joshua Mailman

By:	/s/ Joshua Mailman
Name: Joshua Mailman

SPA Signature Page

Schedule of Purchaser

(1)	(2)	(3)	(4)	(5)

Purchaser	Address	Email Address	Number of Purchase Shares	Number of Consideration Shares

Joshua Mailman			2,612,255 (consisting of 535,000 shares of Common Stock and Pre-Funded Warrants to purchase 2,077,255 shares of Common Stock)	284,653 (consisting of 233,807 Ordinary Shares and 50,846 Special Shares)

Schedule 2.e.

Capitalization

Exhibit A

Form of Pre-Funded Warrant

(as attached)

EXHIBIT B

Investor Questionnaire